                              SECOND AMENDMENT AGREEMENT

     THIS SECOND AMENDMENT AGREEMENT dated as of _______________, 199_ is entered into by and among:

           UNITED HOMES, INC., an Illinois corporation;
           UNITED HOMES, INC., an Arizona corporation;
           UNITED HOMES OF ILLINOIS, INC., an Illinois corporation and UNITED HOMES OF MICHIGAN, INC., a Michigan corporation,

(collectively, the "Borrower");

                        EDWARD F. HAVLIK and VIRGIL W. OWINGS

(collectively, the "Guarantors" and individually a "Guarantor"); and

           RESIDENTIAL FUNDING CORPORATION, a Delaware corporation

(the "Lender").

                             W I T N E S S E T H,  That:

     A. WHEREAS, Lender originally made a revolving acquisition, development and construction loan to Borrower in the original principal amount of Twenty-Five Million Dollars ($25,000,000.00) (the "Project Loan") pursuant to the terms of the Loan Agreement dated as of May 28, 1996 (the "Original Project Loan Agreement") and in connection therewith, Borrower has made, executed and delivered to Lender that certain Promissory Note dated May 28, 1996 (the "Original Project Note") payable to the order of Lender in the principal amount of Twenty-Five Million Dollars ($25,000,000.00).

     B. WHEREAS, Lender originally made a revolving construction loan to Borrower in the original principal amount of Twenty-Five Million Dollars ($25,000,000.00) (the "ABF Loan") pursuant to the terms of the Loan Agreement dated as of March 14, 1997 (the "Original ABF Loan Agreement") and in connection therewith, Borrower has made, executed and delivered to Lender that certain Revolving Promissory Note dated March 14, 1997 (the "Original ABF Note") payable to the order of Lender in the principal amount of Twenty-Five Million Dollars ($25,000,000.00).

     C. WHEREAS, Lender has made a working capital loan to Borrower in the principal amount of Seven Million Dollars ($7,000,000.00) (the "Working Capital Loan") and in connection therewith Borrower has made, executed and delivered to Lender that certain Promissory Note dated June 9, 1998 (the "Present Working Capital Note") payable to the order of Lender in the principal amount of Seven Million Dollars ($7,000,000.00).

     D. WHEREAS, Borrower and Lender have executed and delivered an Amendment Agreement dated June 9, 1998 (the "First Amendment") providing, among other things, for (a) the increase to $55,000,000.00 of the maximum aggregate principal amount of the Project Loan and ABF Loan together, (b) the amendment and modification as set forth therein of the Original Project Loan Agreement, the Original ABF Loan Agreement, the Original ABF Note and the Original Project Note (as so amended, respectively, the "Present Project Loan Agreement", the "Present ABF Loan Agreement" and "Present ABF Note"; and (c) the amendment and modification of certain other instruments evidencing, governing, securing or related to the Project Loan, the ABF Loan and the Working Capital Loan (generally, the "Present Ancillary Loan Documents")

     E. WHEREAS, Borrower has requested Lender to modify and amend the Present Project Loan Agreement, the Present ABF Loan Agreement, the Present Working Capital Note and the Present Ancillary Loan Documents, in the manner and to the extent hereinafter set forth.

     F. WHEREAS, Guarantors have heretofore executed and delivered to Lender a certain Guaranty Agreement (the "Guaranty") wherein the Guarantors, jointly and severally, guarantee the Present Working Capital Loan and all amounts payable under and agreements of Borrower pursuant to the Present Working Capital Note.

     G. WHEREAS, Borrower and Guarantors have requested Lender to execute and deliver this Second Amendment Agreement to modify and amend certain of the provisions of the Present Project Loan Agreement, the Present ABF Loan Agreement, the Present Working Capital Note and the Present Ancillary Loan Documents and instruments relating thereto, all in the manner and to the extent hereinafter set forth.

     H. WHEREAS, Lender is willing to make the requested amendment upon and subject to the terms and conditions set forth in this Second Amendment Agreement, including the amendment and modification of the Guaranty as set forth herein.

     NOW, THEREFORE, in consideration of the RECITALS and of the covenants and agreements herein contained, and for Ten Dollars ($10.00) and other good and valuable considerations in hand paid by each party hereto to the other, the receipt and sufficiency of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. RECITALS. The foregoing recitals hereto constitute part of this Agreement.

     2. CERTAIN DEFINITIONS. For the purposes hereof, except as otherwise set forth herein, terms defined in the First Amendment, when used herein, shall have the meanings so defined, except that:

           (a) All references to the Project Loan Agreement shall be deemed references to the Present Project Loan Agreement as modified and amended by this Second

     Amendment and as the same may be further amended or modified from time to time;

           (b) All references to the ABF Loan Agreement shall be deemed references to the Present ABF Loan Agreement as modified and amended by this Second Amendment, and as the same may be further amended or modified from time to time;

           (c) All references to the Working Capital Note shall be deemed references to the Present Working Capital Note as hereby modified and amended and as the same may hereafter be modified and amended;

           (d) All references to any Ancillary Loan Document shall be deemed references to such Present Ancillary Loan Document as modified and amended by this Second Amendment Agreement and as the same may be further amended or modified from time to time;

           (e) "Event of Default" shall include any event or condition which constitutes a default hereunder.

     3.    CONCERNING THE WORKING CAPITAL LOAN.  It is agreed that:

           (a) As at the date hereof, the outstanding principal balance of the Working Capital Loan is $_________;

           (b) Notwithstanding anything to the contrary contained in the Working Capital Loan, from and after the date hereof Lender shall have no obligation to make any other or further advances or disbursements (or re-advances or re-disbursements) of the Working Capital Loan, including but not limited to, any re-advance or re-disbursement of amounts heretofore or hereafter repaid upon the Working Capital Loan;

           (c) Borrower hereby covenants and agrees that Borrower shall pay to Lender as a mandatory principal payment upon the Working Capital Loan:

                 (i) $2,000,000.00 upon the closing of the sale of Borrower's property known as Sierra Vista;

                 (ii) $2,000,000.00 upon the sale or transfer by Borrower of its interest in the Agreement of Purchase and Sale referred to in item 6 of Schedule I hereto or sale by Borrower of the property described in said Agreement of Purchase and Sale after the same has been acquired by or for the benefit of Borrower;

                 (iii) The entire outstanding principal balance of the Working Capital Loan in the event that Borrower shall obtain a credit facility (the "Zito Facility") from Michael Zito, Strategic Capital Funding, Inc. or any entity affiliated with them or either of them (generally "Zito");

     provided that in the event that the Working Capital Loan is paid in full prior to June 30,

     1999 and no Event of Default has occurred and is continuing, Borrower shall have no obligation to pay to Lender any amount derived from the closing of the transactions referred to in clauses (i), (ii) and (iii) above;

           (d) Subject to compliance by Borrower with all of the Conditions Precedent set forth in Section 8 hereof, the Maturity Date of the Working Capital Loan shall be extended to June 30 1999;

           (e) The provisions of this Section 3, other than the provisions of Subsection (d) hereof shall take effect immediately; and the provisions of Subsection (d) hereof shall take effect only on the Compliance Date specified in Section 8 hereof, if it shall occur;

           (f) Borrower hereby restates all of Borrower's representations and warranties contained in the Working Capital Note, except to the extent modified herein, as fully and with the same effect as if set forth herein and made on the date hereof;

           (g) The Working Capital Note shall be deemed modified and amended to give effect to the foregoing provisions of this Section.

     4.    CONCERNING THE ABF LOAN.  The parties hereto agree that:

           (a) Lender has executed and delivered to and with Borrower and Guarantors a certain letter agreement dated December 22, 1998 (the "Letter Agreement") which Letter Agreement provides that during the period (the "Interim Period") commencing December 4, 1998 and ending on the Compliance Date (if such shall occur) or January 15, 1999 (whichever first occurs), the Borrowing Base Amount for the ABF Loan is to be calculated as if the percentage "75%" appearing in clause 3 of Section 3.6(b) of the ABF Loan Agreement reads "80%" and the percentage "80%" appearing in clause 4 of said Section 3.6(b) reads "85%"; provided that Borrower and Guarantors hereby agree that such agreement on the part of Lender was a matter of grace and that Lender was under no obligation so to do and is under no obligation to continue so to do;

           (b) Subject to the satisfaction of the Conditions Precedent prior to the Satisfaction Date, during the period (the "Extension Period") commencing on the Compliance Date and continuing until the date (the "Termination Date") which is the earlier of an Event of Default or June 30, 1999:

                 (i) The percentage "75%" appearing in clause 3 of Section 3.6 of the ABF Loan Agreement shall be deemed to read "85%";

                 (ii)  The percentage "80%" appearing in clause 4 of said
           Section 3.6 shall be deemed to read "90%";

           (c) In all events the modifications to Section 3.6 of the ABF Loan Agreement effected pursuant to the Letter Agreement and pursuant to Section
     (b) above shall terminate on the Termination Date, and thereafter the calculation of the Borrowing Base

     Amount shall be as set forth in Section 3.6 of the Present ABF Loan Agreement without reference to the Letter Agreement and Subsection (b) above;

           (d) Notwithstanding anything to the contrary in the Present ABF Loan Agreement, in the Letter Agreement or herein contained, in the event that the Zito Credit Facility shall be closed, Lender, in its sole and absolute discretion, may elect to modify, change or adjust the percentages and manner of calculation of the Borrowing Base Amount including the percentages set forth in clauses 3 and 4 of Section 3.6 of the Present ABF Loan Agreement, as modified in the Letter Agreement and in Subsection (b) above, to such method of calculation and to such percentages as Lender may in its sole discretion deem appropriate; provided that such percentages shall not be less favorable to Borrower than as set forth in said clauses 3 and 4 of Section 3.6 of the Present ABF Loan Agreement.

           (e) The provisions of this Section 4, other than the provisions of Subsection (b) hereof shall take effect immediately; and the provisions of Subsection (b) hereof shall take effect upon the Compliance Date, if it shall occur;

           (f) Notwithstanding anything to the contrary contained in the Present ABF Loan Agreement, Lender shall not be obligated or required to make any disbursement of the ABF Loan in connection with any additional Projects;

           (g) Borrower hereby restates all of Borrower's representations and warranties contained in the Present ABF Loan Agreement, except to the extent modified herein, as fully and with the same effect as if set forth herein and made on the date hereof; and

           (h) The Present ABF Loan Agreement shall be deemed amended to give effect to the foregoing provisions.

     5. CONCERNING THE PROJECT LOAN AGREEMENT. The parties hereby agree that:

           (a) Notwithstanding anything to the contrary contained in the Present Project Loan Agreement, Lender shall not be obligated or required to make any disbursement of the Project Loan in connection with any additional Projects;

           (b) The provisions of Section 5(a) hereof shall take effect immediately;

           (c) Borrower hereby restates all of Borrower's representations and warranties contained in the Present Project Loan Agreement, except to the extent modified herein, as fully and with the same effect as if set forth herein and made on the date hereof; and

           (d) The Present Project Loan Agreement shall be deemed modified and amended to give effect to the foregoing provisions.

     6. CONCERNING FINANCIAL COVENANTS. Subject to the satisfaction of the Conditions Precedent on or prior to the Satisfaction Date, then, notwithstanding anything to the contrary contained in the Present Project Loan Agreement and the ABF Loan Agreement:

           (a) During the Extension Period, the ratio (the "Liabilities/Net Worth Ratio") of Borrower's total liabilities (reported on a consolidated basis) to its Adjusted Net Worth shall be equal to or less than 6.25 to 1.00, notwithstanding the provisions of Section 5.4(c) of each of the Present Project Loan Agreement and Present ABF Loan Agreement; provided that from and after the Termination Date, such ratio shall not exceed 5.0 to 1.0;

           (b) Notwithstanding the fact that the making of the Special Loans (hereinafter defined) may violate the restrictions imposed upon Borrower by
     Section 5.3 of each of the Present Project Loan Agreement and Present ABF Loan Agreement, Lender hereby waives any present such violation (if the same has occurred) and agrees that the outstanding principal amount of Loans receivable by Borrower as described as Item 1 in Schedule I hereto (the "Special Loans"), not exceeding $7,972,471 in principal amount, may be included, at such values as may be approved by Lender, as assets of Borrower for the purpose of determining its compliance with the financial covenants (the "Financial Covenants") set forth in each of the Project Loan Agreement and ABF Loan Agreement; provided that Borrower shall not make any redisbursements, replacements, extensions, increases or any other changes in any of the Special Loans or any instrument evidencing or securing the same and shall not make any other or further transfers, pledges or loans in violation of the provisions of Section 5.4 of each of the Project Loan Agreement and ABF Loan Agreement;

           (c)   From and after the date hereof:

                 (i) Minority interests owned by Borrower in other entities, valued as may be approved by Lender, may be included as equity of the Borrower for the purposes of calculating the Liabilities/Net Worth Ratio

                 (ii) In all events the subordinated debt incurred by Borrower pursuant to the terms of a public offering completed through Miller & Schroeder Financial, Inc. shall be included as a debt of the Borrower for the purpose of any calculation relating to Financial Covenants;

           (d) After the Termination Date, Borrower shall comply with each of the Financial Covenants contained in the Present Project Loan Agreement and Present ABF Loan Agreement, without regard to the modifications and amendments provided for in this Section 6;

           (e) The Present Project Loan Agreement and the Present ABF Loan Agreement shall be deemed modified and amended in the manner and to the extent set forth in this Section on the Compliance Date, but only if the Compliance Date shall occur.

     7. AGREEMENT OF GUARANTORS. The Guarantors, and each of them, jointly and severally hereby agree as follows, to take effect immediately:

           (a) The Guarantors hereby consent to the execution and delivery by the Borrower of the Letter Agreement and this Second Amendment Agreement, and jointly and severally agree that the Guaranty as hereby amended shall be and remain in effect and shall not be modified, amended, affected or terminated by reason of the execution and delivery hereof or the carrying out of the terms, provisions and agreements contained herein;

           (b) Guarantors represent and warrant that the execution and delivery of the Letter Agreement, the modification and amendment of the Present Working Capital Note, the Present Project Loan Agreement, the Present ABF Loan Agreement and Present Ancillary Loan Documents as provided for herein, and the agreement of Lender to make and advance additional amounts of the ABF Loan pursuant to the Borrowing Base Amount calculated as set forth in the Letter Agreement and in Section 4 hereof are and will be of substantial economic benefit to the Guarantors and each of them;

           (c) Guarantors and each of them jointly and severally agree that the Guaranty shall and will hereafter, except as released as provided in
     Section 11 hereof, constitute a guarantee not only of the Working Capital Loan but also of all outstanding amounts of the Project Loan and the ABF Loan now or hereafter outstanding pursuant to the Project Loan Agreement and the ABF Loan Agreement;

           (d) Guarantors and Lender hereby agree that to give effect to the provisions of this Section 7, (i) clause A of the Recital to the Guaranty is hereby deleted in its entirety, and there is substituted in lieu thereof a new clause A to read as follows:

           "A. UNITED HOMES, INC., an Illinois corporation; UNITED HOMES, INC., an Arizona corporation; UNITED HOMES OF ILLINOIS, INC., an Illinois corporation and UNITED HOMES OF MICHIGAN, INC., a Michigan corporation, (collectively, the "Borrower") has or may become indebted to Lender for one or more loans (collectively, the "Loan") made or to be made by Lender to Borrower pursuant to one or more of the following instruments (together, whether one or more and however termed, called the "Note"):

                  (a) Borrower's Note dated June 9, 1998 in the stated principal sum of $7,000,000 payable to Lender's order, as amended by the Amendments hereinafter referred to;

                  (b) Loan Agreement dated May 28, 1996 between Borrower and Lender, as amended by the Amendments and Loan Agreement dated March 14, 1997, as amended by the amendments, and all notes, security instruments and other documents delivered in connection therewith, relating to two separate loans to aggregate in all not to exceed $55,000,000, made and to be made by Lender to Borrower and known, respectively, as the Project Loan and the ABF Loan;

                  (c) Amendment Agreement dated June 9, 1998, Letter Agreement dated December 22, 1998 and Second Amendment Agreement dated __________. 199_ (together, the "Amendments") relating to the instruments referred to in clauses (a) and (b) above.";

     and (ii) Section 2(c) of the Guaranty is hereby deleted in its entirety;

           (e) In all other respects the Guaranty as hereby amended is approved ratified and confirmed; it being intended that from and after the date hereof, and whether or not the Conditions Precedent shall be satisfied the Guaranty, as amended hereby, shall be the joint and several guaranty of Guarantors of the aggregate of the Working Capital Loan, ABF Loan and Project Loan as may be now or hereafter outstanding and of all obligations and undertakings evidencing, securing and governing the same, as fully and with the same effect as if the same had been originally referred to and specified in the Guaranty as Guaranteed Debt;

           (f) Guarantors hereby restate herein all of their representations, warranties, waivers and agreements set forth in the Guaranty as fully and with the same effect as if set forth herein at length and made on the date hereof.

     8. CONDITIONS PRECEDENT. The following shall be conditions precedent (the "Conditions Precedent") to the effectiveness of certain provisions hereof; and such Conditions Precedent shall be satisfied, if at all, on or before January 15, 1999 (the "Satisfaction Date"; and the date on or prior to the Satisfaction Date upon which the Conditions Precedent shall be satisfied and complied with being called the "Compliance Date"):

           (a) Borrower shall or shall cause the owner thereof to mortgage, pledge, hypothecate and grant a security interest to Lender in all of the property, rights and interests (the "Additional Collateral") described in
     Schedule I attached hereto and made a part hereof, all pursuant to instruments in form and substance satisfactory to Lender (the "Additional Collateral Documents");

           (b) Borrower shall deliver to Lender evidence that the Additional Collateral Documents, including acknowledgments of third parties, constitute and create a valid, first and perfected lien and security instruments in the Additional Collateral in favor of Lender;

           (c) Borrower shall deliver to Lender such evidence as Lender may require concerning the due and lawful power and authority of Borrower, the Guarantors and each other party executing this Agreement and any Additional Collateral Document, to execute and deliver this Agreement and/or such Additional Collateral Documents and to pledge the Additional Collateral as provided for herein and therein;

           (d) Borrower shall deliver to Lender a favorable opinion of counsel acceptable to Lender, and in form and substance acceptable to Lender, confirming the corporate or other entity existence of each constituent of Borrower and each party to any of the Additional Collateral Documents, the due execution and delivery thereof by each such person and entity, the valid and binding effect thereof, and as to all matters relating to the transactions contemplated herein;

           (e) Borrower shall deliver to Lender such other agreements, certificates and documents relating to the transactions contemplated herein as Lender may in its sole and absolute discretion require;

           (f) Borrower shall have paid all costs and expenses (including legal fees and disbursements) incurred by Lender in connection with the preparation of the Letter Agreement, this Second Amendment Agreement and the transactions contemplated therein and herein;

provided that Lender may temporarily defer the requirement of satisfaction of one or more of the foregoing Conditions Precedent and during the period of deferral may implement the provisions hereof which require or are subject to the satisfaction of Conditions Precedent, but Lender may withdraw any such deferral at any time prior to satisfaction of any deferred Condition Precedent and require full satisfaction of all Conditions Precedent as a condition of any further implementation of any provision hereof which requires or is subject to the satisfaction of Conditions Precedent.

     9. FURTHER ASSURANCES. Borrower hereby covenants and agrees to and for the benefit of Lender to execute and deliver to Lender and to furnish to Lender such further and additional instruments (including policies of title insurance and endorsements thereto) as Lender may in its sole discretion require to confirm the existence and continued priority of the liens of all mortgages, deeds of trust and Additional Collateral Documents securing all or any part of the Working Capital Loan, Project Loan and/or ABF Loan,as may be now or at any time hereafter outstanding (the "Loan Security Documents").

     10. NO WAIVERS. No waivers of any defaults or non-compliance of obligations or agreements of Borrower under the Working Capital Note, Project Loan Agreement, ABF Loan Agreement or Ancillary Loan Agreement shall be deemed made or given by virtue of the execution and delivery hereof by Lender, except to the extent specifically set forth herein; nor shall any specific waiver provided for herein constitute a waiver of any subsequent Event of Default whether of the same or different nature.

     11. RELEASE OF COLLATERAL. Lender hereby agrees that upon Borrower's written request it will release the Additional Collateral described in items 1 to 4 (both inclusive) of Schedule I hereto and release the Guarantors from their obligations under the Guaranty, as hereby amended, in the event that at any time on or before the Termination Date all of the following conditions shall be complied with:

           (a)   The Working Capital Note is repaid in full;

           (b)   No Event of Default exists; and

           (c) The outstanding balance of the Project Loan and ABF Loan shall not exceed in the aggregate the amount permitted to be borrowed by Borrower in accordance with the provisions of the Present Project Loan Agreement and Present ABF Loan Agreement, with, for periods subsequent to the Termination Date (i) Borrower's Liabilities/Net Worth Ratio not to exceed 5.0 to 1.0 and (ii) the Borrowing Base Amount calculated as set forth in Section 4(c) hereof (that is to say; the Borrowing Base Amount for the ABF Loan is to be calculated as if the percentage "75%" appearing in clause (3) of Section 3.5(b) of the ABF Loan Agreement remains "75%" and the percentage "80%" appearing in clause (4) of said Section 3.5(b) remains "80%").

     12. COSTS AND EXPENSES. Borrower hereby agrees to pay and/or to reimburse Lender for payment of, any and all costs and expenses (including legal fees and disbursements) incurred by Lender in connection with the preparation and implementation of the Letter Agreement, this Agreement and the Additional Collateral Documents and the consummation and implementation of the transactions contemplated hereby and thereby.

     13. CONTINUING PRIORITY. In the event by virtue of any of the terms, provisions and conditions of this Second Amendment Agreement, any lien upon any property securing the Working Capital Loan, the Project Loan and/or the ABF Loan, otherwise junior in priority to any of the Loan Security Documents, this Second Amendment Agreement shall, NUNC PRO TUNC, be null and void without any further action of the parties hereto to the fullest extent as if this Second Amendment Agreement had never been executed, to the end that the lien and priority of the Loan Security Documents shall not be impaired; provided that:

           (a) The provisions of Section 7 hereof shall remain in effect as independent covenants and the Guaranty shall be deemed amended as provided for therein; and

           (b) The provisions of Section 14 hereof shall remain in effect as independent covenants.

     14. RELEASE. Borrower and Guarantors represent, acknowledge and agree as follows:

           (a) Borrower and Guarantors acknowledge that Lender has duly and timely performed and observed all of the terms, conditions and obligations on its part to be performed and observed under and pursuant to the Working Capital Note, the Project Loan Agreement, the ABF Loan Agreement and the Ancillary Loan Documents at all times to and including the date of execution and delivery hereof; and

           (b) Each constituent of the Borrower and each Guarantor, and on its or his own behalf and on behalf of all persons claiming by, through or under them, or any of them, hereby remises, discharges and acquits Lender and its shareholders, directors, agent and employees (the "Released Parties") of and from any and all claims, demands, actions, causes of action, obligations and liabilities of any kind and nature whatsoever which exists, may exist or may hereafter exist by reason of any action or inaction of the Released Parties taken or omitted to be taken by any one or more of the Released Parties on or prior to the date hereof in connection with the Working Capital
     Loan, the Project Loan or the ABF Loan, or any instrument evidencing, securing or governing the same, including, but not limited to, the Present Working Capital Note, the Present Project Loan Agreement, the Present ABF Loan Agreement and the Present Ancillary Loan Documents; and

           (c) The provisions of this Section 14 shall remain in effect and shall survive the termination of this Second Amendment Agreement.

     15. CONCERNING THE LETTER AGREEMENT. If and to the extent any provision of the Letter Agreement shall conflict with any provision hereof, the provisions hereof shall be controlling.

     16. CONFIRMATION. Except to the extent herein specifically set forth, all parties hereto hereby confirm and reaffirm their respective agreements and undertakings contained in the Present Working Capital Note, the Present Project Loan Agreement, the Present ABF Loan Agreement, the Present Ancillary Loan Documents and the Guaranty, as hereby modified and amended.

     17. NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively made and given when personally delivered, when transmitted by facsimile, the next business day after delivery to a reputable overnight courier (e.g. FedEx, Purolator, etc.) or three days after having been deposited in the United States Mail, certified mail, postage prepaid, return receipt requested, addressed as set forth in
Section 7.2 of the Original ABF Loan Agreement; except that all notices to Guarantors shall be sent to the address of Borrower as therein set forth.

     18. BINDING EFFECT. The provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     19. TIME. Time is of the essence hereof and of each of the Working Capital Note, the Project Loan Agreement, the ABF Loan Agreement, the Guaranty and the Ancillary Loan Documents.

     20. EXECUTION IN COUNTERPARTS. This Second Amendment Agreement my be executed in any number of counterparts and by he different parties hereto on separate counterparts, each of which when os executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment Agreement to be duly executed all on and as of the day, month and year first above written.


                                   UNITED HOMES, INC., an Illinois corporation;

                                   By: _____________________________________
                                   Printed Name: ____________________________
                                   Title:  ___________________________________

                                   UNITED HOMES, INC., an Arizona corporation;

                                   By: _____________________________________
                                   Printed Name: ____________________________
                                   Title:  ___________________________________

                                   UNITED HOMES OF ILLINOIS, INC., an Illinois corporation

                                   By: _____________________________________
                                   Printed Name: ____________________________
                                   Title:  ___________________________________

                                   UNITED HOMES OF MICHIGAN, INC., a Michigan corporation,

                                   By: _____________________________________
                                   Printed Name: ____________________________
                                   Title:  ___________________________________

                                   _________________________________________
                                   EDWARD F. HAVLIK


                                   _________________________________________
                                   VIRGIL W. OWINGS


                                   RESIDENTIAL FUNDING CORPORATION, a Delaware corporation

                                   By: _____________________________________
                                   Printed Name: ____________________________
                                   Title:  ___________________________________

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                      SCHEDULE  I TO SECOND AMENDMENT AGREEMENT

The following is the description of the Additional Collateral to be delivered to Lender, together with appropriate instruments of assignment in all respects satisfactory to Lender, as provided for in the foregoing Second Amendment Agreement.

                                       ITEM 1.

All of the rights and interests of payee in and under the following Promissory
Notes:

     Demand Promissory Note dated September 10, 1997 in the amount of $1,032,000.00 made by Mirage LLC payable to the order of United Homes, Inc.

     Demand Promissory Note dated September 22, 1997 in the amount of $2,377,000.00 made by United Round Lake Land Development LLC payable to the order of United Homes, Inc.

     Promissory Note dated September 30, 1998 in the amount of $4,563,471.00 made by United Development Management Company payable to the order of United Homes, Inc. due on the first day of the month which is fifteen (15) months after the month succeeding the month in which such Promissory Note is dated.

provided that in connection with the foregoing Notes (a) each Note, duly endorsed in blank for transfer by the payee thereof shall be delivered to Lender; (b) each maker ("Maker") thereof shall consent to and acknowledge the collateral assignment and transfer thereof to Lender; and (c) each Maker shall agree to pay to Lender the first monies received by such Maker from the real estate project owned by such Maker, prior to paying any other obligation of such Maker for borrowed money and prior to making any distribution to shareholders or affiliates of such Maker.

                                       ITEM 2.

The assignment to Lender by each Maker of the Notes described in Item 1 above of all of its beneficial and economic interest in and monies to be received from each real estate project owned by such Maker.


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                                       ITEM 3.

An assignment by United Homes, Inc., as builder ("Builder") to Lender of all of its rights and interest under that certain Master Sale and Rental Agreement dated February 11, 1998 ("National Agreement") between Builder and National Model Homes, Inc. ("National"), including, but not limited to, all monies due and notes payable to Builder pursuant to the National Agreement, together with (a) the acknowledgment of National of such assignment,(b) the agreement of National to pay to Lender all amounts payable to Builder pursuant to the National Agreement, (c)the agreement by National not to look to Lender for the performance by Lender of any of Builder's agreements or obligations under the National Agreement and (d) the certification by National of amounts due Builder under the National Agreement.

                                       ITEM 4.

The agreement by each shareholder ("Shareholder") of each constituent of Borrower ("Constituent") to pledge and deliver all of such Shareholder's shares of capital stock of such Constituent to Lender, in each case duly endorsed in blank for transfer, which pledge and delivery shall be made either (a) concurrently with the execution and delivery of the foregoing Second Amendment Agreement as to all shares not subject to a pledge to Heller Financial, Inc. (the "Existing Pledgee") and (b) immediately following the release by Existing Pledgee of any such shares pledged to it; provided that each Constituent of Borrower shall acknowledge the assignment and pledge made and to be made as aforesaid.

                                       ITEM 5.

An assignment executed by Borrower, the Guarantors and all officers, directors, shareholders and affiliates of Borrower and Guarantors (including VPA Ltd., an Illinois corporation, of which Guarantors are the sole shareholders and directors) of their respective rights, economic interests and monies receivable from Victorian Park Associates whether pursuant to the Agreement of Limited Partnership thereof, pursuant to the Order Confirming Final Plan entered in the matter entitled, "In Re: Victorian Park Associates, 92 B 25140 in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, or otherwise.

                                       ITEM 6.

The assignment to Lender by United Homes, Inc., as purchaser ("Purchaser") of all of its rights and interests in and under that certain Agreement of Purchase and Sale dated October 20, 1997 between Purchaser and Angeles Mortgage Investment Trust, as seller ("Angeles") relating to the purchase by Purchaser of approximately 200 acres of vacant land located at Highway 301 and Erie Road Manatee County, Florida, provided that (a) Lender shall not be obligated upon or liable to perform any obligations or agreements of Purchaser under said Agreement, and (b) Lender may require the consent and agreement of Angeles as to such assignment and the agreement of Angeles to accept, but not require, performance by Lender in lieu of performance by Purchaser under such Agreement.

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